                                                                    EXHIBIT 10.2









                                    WARRANT
                           TO PURCHASE COMMON STOCK OF
                            ARV ASSISTED LIVING, INC.
















                     No. of Shares of Common Stock: 750,000



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
1.                    DEFINITIONS......................................................................     1

2.                    EXERCISE OF WARRANT..............................................................     3

         2.1.     Manner of Exercise...................................................................     3

         2.2.     Payment of Taxes.....................................................................     4

         2.3.     Fractional Shares....................................................................     4

         2.4.     Continued Validity...................................................................     4

         2.5.     Payment in Lieu of Shares............................................................     5

3.                    TRANSFER, DIVISION AND COMBINATION...............................................     6

         3.1.     Transfer ............................................................................     6

         3.2.     Division and Combination.............................................................     6

         3.3.     Expenses.............................................................................     6

         3.4.     Maintenance of Books.................................................................     6

4.                    ADJUSTMENTS......................................................................     6

         4.1.     Stock Dividends, Subdivisions and Combinations.......................................     6

         4.2.     Certain Other Distributions..........................................................     7

         4.3.     Issuance of Additional Shares of Common Stock........................................     7

         4.4.     Issuance of Warrants or Other Rights.................................................     9

         4.5.     Issuance of Convertible Securities...................................................    10

         4.6.     Superseding Adjustment...............................................................    10

         4.7.     Other Provisions Applicable to Adjustments under this Section........................    11

         4.8.     Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.....    13

         4.9.     Other Action Affecting Common Stock..................................................    14

         4.10.    Certain Limitations..................................................................    14

5.                    NOTICES TO WARRANT HOLDERS.......................................................    14

         5.1.     Notice of Adjustments................................................................    14

         5.2.     Notice of Corporate Action...........................................................    14

6.                    NO IMPAIRMENT....................................................................    15

7.                    RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION
                      WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY...................................    15

8.                    TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS...............................    16

9.                    RESTRICTIONS ON TRANSFERABILITY..................................................    16

         9.1.     Restrictive Legend...................................................................    16



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
         9.2.     Notice of Proposed Transfers; Requests for Registration..............................    16

         9.3.     Required Registration................................................................    17

         9.4.     Incidental Registration..............................................................    17

         9.5.     Registration Procedures..............................................................    18

         9.6.     Expenses.............................................................................    20

         9.7.     Indemnification and Contribution.....................................................    20

         9.8.          ................................................................................    21

         9.9.     Termination of Restrictions..........................................................    21

         9.10.    Listing on Securities Exchange.......................................................    22

         9.11.    Certain Limitations on Registration Rights...........................................    22

         9.12.    Selection of Managing Underwriters...................................................    22

10.                   SUPPLYING INFORMATION............................................................    22

11.                   LOSS OR MUTILATION...............................................................    22

12.                   OFFICE OF COMPANY................................................................    23

13.                   FILINGS..........................................................................    23

14.                   LIMITATION OF LIABILITY..........................................................    23

15.                   MISCELLANEOUS....................................................................    23

         15.1.    Nonwaiver and Expenses...............................................................    23

         15.2.    Notice Generally.....................................................................    23

         15.3.    No Stockholder Rights................................................................    24

         15.4.    Indemnification......................................................................    24

         15.5.    Remedies.............................................................................    24

         15.6.    Successors and Assigns...............................................................    24

         15.7.    Amendment............................................................................    25

         15.8.    Severability.........................................................................    25

         15.9.    Headings.............................................................................    25

         15.10.   Governing Law........................................................................    25

EXHIBIT A SUBSCRIPTION FORM............................................................................

EXHIBIT B ASSIGNMENT FORM..............................................................................


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THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.


NO. OF SHARES OF COMMON STOCK:  750,000

                                     WARRANT

                           To Purchase Common Stock of

                            ARV ASSISTED LIVING, INC.

THIS IS TO CERTIFY THAT LFSRI II ASSISTED LIVING LLC, or registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from ARV ASSISTED LIVING, INC., a Delaware corporation ("Company"), 750,000 shares (or such lesser number of shares as determined pursuant to Section 2.1) of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, including fractional parts, at a purchase price of $3.00 per share, all on the terms and conditions and pursuant to the provisions hereinafter set forth.

ARTICLE 1.        DEFINITIONS

As used in this Warrant, the following terms have the respective meanings set forth below:

"Additional Shares of Common Stock" shall mean all shares of Common Stock issued by Company after the Closing Date, other than Warrant Stock.

"Affiliate" has the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, and as in effect on the date hereof.

"Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York or in the State of California.

"Closing Date" shall have the meaning set forth in the Loan Agreement.

"Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

"Common Stock" shall mean (except where the context otherwise indicates) the common stock, $.01 par value, of Company as constituted on the Closing Date, and any capital stock into which such common stock may thereafter be changed, and shall also include (i) capital stock of Company of any other class (regardless of how denominated) issued to the holders of shares of common stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of common stock of Company in the circumstances contemplated by Section 4.8.

"Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

"Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the average of the daily market prices for 30 consecutive Business Days commencing 45 days before such date. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ Stock Market ("NASDAQ") on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange or NASDAQ, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or NASDAQ, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or NASDAQ, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Majority Holders and Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Majority Holders and one of which shall be selected by Company.

"Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

"Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

"Expiration Date" shall mean April 24, 2005.

"Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of this Warrant, and other options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share.

"GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

"Holder" shall mean the Person in whose name the Warrant set forth herein is registered on the books of Company maintained for such purpose.

"Loan Agreement" shall mean the Term Loan Agreement dated as of April 24, 2000 by and between Company and LFSRI II Assisted Living LLC, or any successor agreement between such parties.

"Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Common Stock then purchasable upon exercise of all Warrants, whether or not then exercisable.

"NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

"Notes" shall have the meaning set forth in Section 2.1.

"Other Property" shall have the meaning set forth in Section 4.8.

"Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

"Permitted Issuances" shall mean (i) the issuance of stock options or other securities or rights pursuant to a stock option, stock purchase, equity incentive, or similar plan or related agreement approved by Company's Board of Directors or a committee thereof, (ii) the issuance of stock options or other securities or rights to a director, officer, employee or consultant of Company as approved by Company's Board of Directors or a committee thereof, (iii) the issuance of securities upon the exercise of any stock options or other securities or rights referred to in clause (i) or clause (ii), (iv) the issuance of Common Stock in exchange for all or part of the principal amount of any of Company's 6 3/4% Convertible Subordinated Notes Due 2006 (the "Convertible Notes"), and (v) the issuance of securities upon the conversion of all or part of the Convertible Notes.

"Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

"Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

"Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"Settlement Agreement" shall mean that certain Settlement Agreement, dated as of September 29, 1999, among the Company, Prometheus Assisted Living LLC, Lazard Freres Real Estate Investors L.L.C., LF

Strategic Realty Investors II L.P., LFSRI II Alternative Partnership L.P., LFSRI II-CADIM Alternative Partnership L.P., Atria Communities, Inc., and Kapson Senior Quarters Corp.
"Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.
"Transfer Notice" shall have the meaning set forth in Section 9.2.
"Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised. "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise. "Warrant Stock" shall mean the shares of Common Stock issuable to the Holder upon the exercise of the Warrant.

ARTICLE 2.        EXERCISE OF WARRANT

                  SECTION 2.1 Manner of Exercise. From and after the Closing Date and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder at the time of such exercise. In the event that Company does not borrow an aggregate of $10,000,000 under the Loan Agreement, the number of shares of Common Stock for which this Warrant shall be exercisable will, at any time, be equal to (x) 75,000 shares of Common Stock, as such number may be adjusted pursuant to Section 4 (such adjustment in Section 4 to be calculated assuming that the number of shares of Common Stock for which this Warrant is exercisable on the Closing Date is 75,000 shares) multiplied by (y) the aggregate amount of borrowings made under the Loan Agreement at such time divided by $1,000,000.

In order to exercise this Warrant, in whole or in part, Holder shall deliver to Company at its principal office at 245 Fischer Avenue, Suite D-1, Costa Mesa, California 92626 or at the office or agency designated by Company pursuant to
Section 12, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased,
(ii) payment of the Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt thereof, Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or, subject to
Section 9, any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or checks and this Warrant, is received by Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Notwithstanding any provision herein to the contrary, Company shall not be required to register shares in the name of any Person who acquired this Warrant (or part hereof) or any Warrant Stock otherwise than in accordance with this Warrant.

Payment of the Warrant Price shall be made at the option of the Holder by (i) certified or official bank check, (ii) by the surrender of one or more of the notes (collectively, the "Notes") issued by Company and evidencing the loans made pursuant to the Loan Agreement, (iii) by the Holder's surrender to Company of that number of shares of Common Stock having an aggregate Current Market Price equal to the Current Warrant Price for Shares of Common Stock then being purchased, (iv) a written notice to Company that Holder is exercising the Warrant (or a portion thereof) by authorizing Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Current Market Price of the Common Stock is equal to the Warrant Price (and such withheld shares of Common Stock shall no longer be issuable under this Warrant), or (v) any combination thereof, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder or by Holder's attorney duly authorized in writing. For the purposes of making payment of the Warrant Price, the Notes shall have a value equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of surrender in respect of payment of the Warrant Price. If a Holder surrenders Notes having an aggregate value which exceeds the aggregate Warrant Price, Company shall, at its option, pay the Holder an amount in cash equal to all or part of such excess (if any) over the Warrant Price and/or issue a new Note in the principal amount equal to that portion of such surrendered principal amount not applied to the Warrant Price or paid in cash to the Holder. If the Holder surrenders the Notes, the Holder shall specify the portion of the value of each such Note surrendered to be applied toward the Warrant Price. Notwithstanding any provision of the Loan Agreement, no payment or issuance of a Note pursuant to this Section 2.1 or any other provision of this Warrant shall constitute a prepayment requiring Company to pay a prepayment premium.

                  SECTION 2.2 Payment of Taxes. All shares of Common Stock issued upon the exercise of this Warrant against payment of the Warrant Price pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. Company shall pay all expenses in connection with, and all taxes and other governmental charges (other than those on or measured by the income of Holder) that may be imposed with respect to, the issue or delivery thereof. Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of Holder, and in such case Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of Company that no such tax or other charge is due.

                  SECTION 2.3 Fractional Shares. Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants would otherwise be entitled to purchase upon such exercise, Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of (x) the Current Market Price per share of Common Stock on the date of exercise, if there is a public market for the Common Stock, or (y) the fair market value per share of Common Stock on the date of exercise as determined by the Board of Directors of Company, if there is no public market for the Common Stock.

                  SECTION 2.4 Continued Validity. A holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a registration statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10 and 14 of this Warrant.

                  SECTION 2.5       Payment in Lieu of Shares.

                  (a) As used in this Section 2.5: (i) "Triggering Percentage" means, at any time, the lowest percentage of Aggregate Beneficial Ownership that would result in (A) a "Trigger Event" as defined in the Rights Agreement dated as of May 14, 1998 between Company and ChaseMellon Shareholder Services, L.L.C. as amended and in effect on the date hereof (the "Rights Agreement") or (B) any "Change of Control" (or similar term) as defined in the Loan Agreement, the indenture for the Convertible Notes, or any lease, credit, employment or other agreement to which Company or a subsidiary of Company is a party as of the date of this Agreement, the occurrence of which would require Company or a subsidiary of Company to make any payment to any other Person or otherwise materially and adversely affect Company or a subsidiary of Company, (ii) "Adjustment Number" means, at any time, a number of shares of Common Stock which, if subtracted from the number of shares of Common Stock for which this Warrant, but for the provisions of this Section 2.5, otherwise would be exercisable at such time, would cause the Aggregate Beneficial Ownership to be an amount equal to the Triggering Percentage at such time, minus one-tenth of one percent (.10%), and
(iii) "Aggregate Beneficial Ownership" means the aggregate beneficial ownership of shares of Common Stock by Holder and all Affiliates and Associates (as such terms are defined in the Rights Agreement).

                  (b) Notwithstanding any other provision of this Agreement, if at any time the Aggregate Beneficial Ownership, but for the provisions of this
Section 2.5, would otherwise equal or exceed the Triggering Percentage, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be a number equal to (A) the number of shares of Common Stock for which this Warrant, but for the provisions of this Section 2.5, would otherwise then be exercisable minus (B) the Adjustment Number at such time and (ii) in addition, Holder shall have a right (the "Cash Right"), which may be exercised in whole or in part, to receive immediately available funds from Company in an amount equal to the Adjustment Number at such time (or such portion of such number exercised by Holder) multiplied by the closing price of Common Stock on the date of such exercise, which right may otherwise be exercised upon the same terms and conditions, and shall be subject to the same Section 4 adjustments, as the right to exercise this Warrant to purchase shares of Common Stock.

                  (c) If, at any time after an adjustment pursuant to this
Section 2.5 in the number of shares of Common Stock for which this Warrant is exercisable, the Aggregate Beneficial Ownership becomes less than the Triggering Percentage minus one-tenth of one percent (.10%), then the adjustment and the Cash Right pursuant to this Section 2.5 shall be recalculated based on the Adjustment Number at such time effective immediately after such time.

                  (d) Any adjustment made pursuant to this Section 2.5 to the number of shares of Common Stock or Cash Right for which this Warrant may be exercised shall be effective immediately prior to the occurrence that would have caused the Holder's Aggregate Beneficial Ownership to equal or exceed the Triggering Percentage.

ARTICLE 3.        TRANSFER, DIVISION AND COMBINATION

                  SECTION 3.1 Transfer. Subject to compliance with Section 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of Company referred to in
Section 2.1 or the office or agency designated by Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney together with funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  SECTION 3.2 Division and Combination. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with
Section 3.1 and with Section 9, as to any transfer which may be involved in such division or combination, Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  SECTION 3.3 Expenses. Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

                  SECTION 3.4 Maintenance of Books. Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

ARTICLE 4.        ADJUSTMENTS

The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. Company shall promptly, but in any event within 3 Business Days, after the happening of any event described below which requires an adjustment pursuant to this Section 4 give each Holder notice of such event.

                  SECTION 4.1 Stock Dividends, Subdivisions and Combinations. If at any time Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                  (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

THEN (i) THE NUMBER OF SHARES OF COMMON STOCK FOR WHICH THIS WARRANT IS EXERCISABLE IMMEDIATELY AFTER THE OCCURRENCE OF ANY SUCH EVENT SHALL BE ADJUSTED TO EQUAL THE NUMBER OF SHARES OF COMMON STOCK WHICH A RECORD HOLDER OF THE SAME NUMBER OF SHARES OF COMMON STOCK FOR WHICH THIS WARRANT IS EXERCISABLE IMMEDIATELY PRIOR TO THE OCCURRENCE OF SUCH EVENT WOULD OWN OR BE ENTITLED TO RECEIVE AFTER THE HAPPENING OF SUCH EVENT, AND (ii) THE CURRENT WARRANT PRICE SHALL BE ADJUSTED TO EQUAL (A) THE CURRENT WARRANT PRICE MULTIPLIED BY THE NUMBER OF SHARES OF COMMON STOCK FOR WHICH THIS WARRANT IS EXERCISABLE IMMEDIATELY PRIOR TO THE ADJUSTMENT DIVIDED BY (B) THE NUMBER OF SHARES FOR WHICH THIS WARRANT IS EXERCISABLE IMMEDIATELY AFTER SUCH ADJUSTMENT.

                  SECTION 4.2 Certain Other Distributions. If at any time Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (a) cash,

                  (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock), or

                  (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

THEN (i) THE NUMBER OF SHARES OF COMMON STOCK FOR WHICH THIS WARRANT IS EXERCISABLE SHALL BE ADJUSTED TO EQUAL THE NUMBER OF SHARES OF COMMON STOCK FOR WHICH THIS WARRANT IS EXERCISABLE IMMEDIATELY PRIOR TO SUCH ADJUSTMENT MULTIPLIED BY A FRACTION (A) THE NUMERATOR OF WHICH SHALL BE THE CURRENT MARKET PRICE PER SHARE OF COMMON STOCK AT THE DATE OF TAKING SUCH RECORD AND (B) THE DENOMINATOR OF WHICH SHALL BE SUCH CURRENT MARKET PRICE PER SHARE OF COMMON STOCK MINUS THE AMOUNT ALLOCABLE TO ONE SHARE OF COMMON STOCK OF ANY SUCH CASH SO DISTRIBUTABLE AND OF THE FAIR VALUE (AS DETERMINED IN GOOD FAITH BY THE BOARD OF DIRECTORS OF COMPANY AND SUPPORTED BY AN OPINION FROM AN INVESTMENT BANKING FIRM OF RECOGNIZED NATIONAL STANDING ACCEPTABLE TO THE MAJORITY HOLDERS) OF ANY AND ALL SUCH EVIDENCES OF INDEBTEDNESS, SHARES OF STOCK, OTHER SECURITIES OR PROPERTY OR WARRANTS OR OTHER SUBSCRIPTION OR PURCHASE RIGHTS SO DISTRIBUTABLE, AND (ii) THE CURRENT WARRANT PRICE SHALL BE ADJUSTED TO EQUAL (A) THE CURRENT WARRANT PRICE MULTIPLIED BY THE NUMBER OF SHARES OF COMMON STOCK FOR WHICH THIS WARRANT IS EXERCISABLE IMMEDIATELY PRIOR TO THE ADJUSTMENT DIVIDED BY (B) THE NUMBER OF SHARES FOR WHICH THIS WARRANT IS EXERCISABLE IMMEDIATELY AFTER SUCH ADJUSTMENT. A RECLASSIFICATION OF THE COMMON STOCK (OTHER THAN A CHANGE IN PAR VALUE, OR FROM PAR VALUE TO NO PAR VALUE OR FROM NO PAR VALUE TO PAR VALUE) INTO SHARES OF COMMON STOCK AND SHARES OF ANY OTHER CLASS OF STOCK SHALL BE DEEMED A DISTRIBUTION BY COMPANY TO THE HOLDERS OF ITS COMMON STOCK OF SUCH SHARES OF SUCH OTHER CLASS OF STOCK WITHIN THE MEANING OF THIS SECTION 4.2 AND, IF THE OUTSTANDING SHARES OF COMMON STOCK SHALL BE CHANGED INTO A LARGER OR SMALLER NUMBER OF SHARES OF COMMON STOCK AS A PART OF SUCH RECLASSIFICATION, SUCH CHANGE SHALL BE DEEMED A SUBDIVISION OR COMBINATION, AS THE CASE MAY BE, OF THE OUTSTANDING SHARES OF COMMON STOCK WITHIN THE MEANING OF SECTION 4.1.

                  SECTION 4.3 Issuance of Additional Shares of Common Stock. (a) If at any time Company shall (except as hereinafter provided) issue or sell any Additional

Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Warrant Price at the time the Additional Shares of Common Stock are issued, then (i) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock Outstanding immediately prior to such issue or sale multiplied by the then existing Current Warrant Price, plus (y) the consideration, if any, received by Company upon such issue or sale, by (B) the total number of shares of Common Stock Outstanding immediately after such issue or sale; and (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above.

                  (b) If at any time Company shall (except as hereinafter provided) at any time issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for consideration in an amount per Additional Share of Common Stock less than the Current Market Price, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such issue or sale, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issue or sale plus the number of shares which the aggregate offering price of the total number of such Additional Shares of Common Stock would purchase at the then Current Market Price; and (ii) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be adjusted by multiplying such Current Warrant Price by a fraction (X) the numerator of which shall be the number of shares for which this Warrant is exercisable immediately prior to such issue or sale; and (Y) the denominator of which shall be the number of shares of Common Stock purchasable immediately after such issue or sale.

                  (c) If at any time Company (except as hereinafter provided) shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Share of Common Stock which is less than the Current Warrant Price and Current Market Price (as defined above) at the time the Additional Shares of Common Stock are issued, the adjustment required under Section 4.3 shall be made in accordance with the formula in paragraph (a) or (b) above which results in the lower Current Warrant Price following such adjustment. The provisions of paragraphs
(a) and (b) of Section 4.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or 4.2. No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (a) or (b) of Section 4.3 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section
4.4 or Section 4.5.

                  (d) If any Additional Shares of Common Stock, other than Permitted Issuances, are issued or sold in exchange for consideration in an amount per Additional Share of Common Stock equal to or greater than the Current Warrant Price and the Current Market Price at the time the Additional Shares are issued, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after the issuance of such Additional Shares of Common Stock, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to the issuance of such Additional Shares of Common Stock; and (ii) the Current Warrant Price as to the number of shares of Common Stock for which this Warrant is exercisable prior to such adjustment shall not change but the Current Warrant Price for each of the incremental number of shares of Common Stock for which this Warrant becomes exercisable after such adjustment shall be equal to the fair value of such consideration per Additional Share of Common Stock.

                  SECTION 4.4 Issuance of Warrants or Other Rights. If at any time Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Warrant Price or the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of the issuance of such warrants or other rights. No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable or the Current Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities.

                  SECTION 4.5 Issuance of Convertible Securities. If at any time Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Warrant Price or Current Market Price in effect immediately prior to the time of such issue or sale, then the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and Company shall have received all of the consideration payable therefor, if any, as of the date of issuance of such Convertible Securities. No adjustment of the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable or the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of shares of Common Stock for which this Warrant is exercisable or the Current Warrant Price shall be made by reason of such issue or sale.

                  SECTION 4.6 Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall have been made pursuant to
Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities,

                  (a) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

                  (b) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event,

THEN FOR EACH OUTSTANDING WARRANT SUCH PREVIOUS ADJUSTMENT SHALL BE RESCINDED AND ANNULLED AND THE ADDITIONAL SHARES OF COMMON STOCK WHICH WERE DEEMED TO HAVE BEEN ISSUED BY VIRTUE OF THE COMPUTATION MADE IN CONNECTION WITH THE ADJUSTMENT SO RESCINDED AND ANNULLED SHALL NO LONGER BE DEEMED TO HAVE BEEN ISSUED BY VIRTUE OF SUCH COMPUTATION. THEREUPON, A RECOMPUTATION SHALL BE MADE OF THE EFFECT OF SUCH RIGHTS OR OPTIONS OR OTHER CONVERTIBLE SECURITIES ON THE BASIS OF

                  (i) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                  (ii) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities;

whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

                  SECTION 4.7 Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                  (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by Company therefor shall be the amount of the cash received by Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and any compensation, discounts or expenses paid or incurred by Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by Company for issuing such warrants or other rights plus the additional consideration payable to Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (b) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment of at least 1% or in any event, on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) Fractional Interests. In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

                  (d) When Adjustment Not Required. If Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) Escrow of Warrant Stock. If Holder exercises this Warrant after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock but prior to the occurrence of the event for which such record is taken, any Additional Shares of Common Stock issuable upon exercise of this Warrant shall be held in escrow, upon payment of the Current Warrant Price, for Holder by Company to be issued to Holder upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by Company.

                  (f) Challenge to Good Faith Determination. Whenever the Board of Directors of Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by Company and acceptable to the Majority Holders.

                  SECTION 4.8 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, any cash, shares of stock or other securities or property of any nature whatsoever including warrants or other subscription or purchase rights or any shares of common stock of the successor or acquiring corporation (collectively, "Other Property"), are to be received by or distributed to the holders of Common Stock of Company, then each Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of shares of common stock of the successor or acquiring corporation or of Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  SECTION 4.9 Other Action Affecting Common Stock. In case at any time or from time to time Company shall take any action in respect of its Common Stock, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

                  SECTION 4.10 Certain Limitations. Notwithstanding anything herein to the contrary, Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

ARTICLE 5.        NOTICES TO WARRANT HOLDERS

                  SECTION 5.1 Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, Company shall forthwith prepare a certificate to be executed by the chief financial officer of Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4.2 or 4.7(a)), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8 or 4.9) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 15.2. Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

                  SECTION 5.2 Notice of Corporate Action. If at any time

                  (a) Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of Company, any reclassification or recapitalization of the capital stock of Company or any consolidation or merger of Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of Company to, another corporation, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of Company;

THEN, IN ANY ONE OR MORE OF SUCH CASES, COMPANY SHALL GIVE TO HOLDER (i) AT LEAST 30 DAYS' PRIOR WRITTEN NOTICE OF THE DATE ON WHICH A RECORD DATE SHALL BE SELECTED FOR SUCH DIVIDEND, DISTRIBUTION OR RIGHT OR FOR DETERMINING RIGHTS TO VOTE IN RESPECT OF ANY SUCH REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION, SALE, TRANSFER, DISPOSITION, DISSOLUTION, LIQUIDATION OR WINDING UP, AND (ii) IN THE CASE OF ANY SUCH REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION, SALE, TRANSFER, DISPOSITION, DISSOLUTION, LIQUIDATION OR WINDING UP, AT LEAST 30 DAYS' PRIOR WRITTEN NOTICE OF THE DATE WHEN THE SAME SHALL TAKE PLACE. SUCH NOTICE IN ACCORDANCE WITH THE FOREGOING CLAUSE ALSO SHALL SPECIFY
(i) THE DATE ON WHICH ANY SUCH RECORD IS TO BE TAKEN FOR THE PURPOSE OF SUCH DIVIDEND, DISTRIBUTION OR RIGHT, THE DATE ON WHICH THE HOLDERS OF COMMON STOCK SHALL BE ENTITLED TO ANY SUCH DIVIDEND, DISTRIBUTION OR RIGHT, AND THE AMOUNT AND CHARACTER THEREOF, AND (ii) THE DATE ON WHICH ANY SUCH REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION, SALE, TRANSFER, DISPOSITION, DISSOLUTION, LIQUIDATION OR WINDING UP IS TO TAKE PLACE AND THE TIME, IF ANY SUCH TIME IS TO BE FIXED, AS OF WHICH THE HOLDERS OF COMMON STOCK SHALL BE ENTITLED TO EXCHANGE THEIR SHARES OF COMMON STOCK FOR SECURITIES OR OTHER PROPERTY DELIVERABLE UPON SUCH REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION, SALE, TRANSFER, DISPOSITION, DISSOLUTION, LIQUIDATION OR WINDING UP. EACH SUCH WRITTEN NOTICE SHALL BE SUFFICIENTLY GIVEN IF ADDRESSED TO HOLDER AT THE LAST ADDRESS OF HOLDER APPEARING ON THE BOOKS OF COMPANY AND DELIVERED IN ACCORDANCE WITH SECTION 15.2.

ARTICLE 6.        NO IMPAIRMENT

Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable Company to perform its obligations under this Warrant.

ARTICLE 7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

From and after the Closing Date, Company shall at all times reserve and keep available for issuance upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. Company represents and warrants that, as of the Closing Date, the Company has 17,459,689 shares of Common Stock issued and outstanding and 100,000,000 shares of Common Stock authorized and available for issuance. Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, Company shall take any corporate action which may be necessary in order that Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Current Warrant Price.
Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law (otherwise than as provided in Section 9) before such shares may be so issued, Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

ARTICLE 8.        TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

In the case of all dividends or other distributions by Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, Company will in each such case take such a record and will take such record as of the close of business on a Business Day. Company will not at any time, except upon dissolution, liquidation or winding up of Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

ARTICLE 9.        RESTRICTIONS ON TRANSFERABILITY

The Warrants and the Warrant Stock may be transferred, hypothecated or assigned, as collateral or otherwise, upon satisfaction of the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

                  SECTION 9.1 Restrictive Legend. (a) Except as otherwise provided in this Section 9, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                           "The shares represented by this certificate have not
                  been registered under the Securities Act of 1933, as amended, and are subject to the conditions specified in a certain Warrant dated April 24, 2000, originally issued by ARV Assisted Living, Inc. No transfer of the shares represented by this certificate shall be valid or effective until such conditions have been fulfilled. A copy of the form of said Warrant is on file with the Secretary of ARV Assisted Living, Inc. The holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of such Warrant."

                  (b) Except as otherwise provided in this Section 9, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "This Warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act, the rules and regulations thereunder or the provisions of this Warrant."

                  SECTION 9.2 Notice of Proposed Transfers; Requests for Registration. Prior to or promptly following any Transfer of any Warrants or any shares of Restricted Common Stock, the holder of such Warrants or Restricted Common Stock shall give written notice (a "Transfer Notice") to Company of such Transfer. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of counsel to such holder which is reasonably acceptable to Company such legend is not required in order to ensure compliance with the Securities Act.

The holders of Warrants and Warrant Stock shall have the right to request registration of such Warrant Stock pursuant to Sections 9.3 and 9.4.

                  SECTION 9.3 Required Registration. After receipt of a written notice from one or more holders of Warrants and/or Warrant Stock requesting that Company effect the registration under the Securities Act of either (i) 350,000 or more shares of Warrant Stock or (ii) Warrant Stock with an anticipated aggregate offering price of at least $1,000,000 and specifying the intended method or methods of disposition thereof, Company shall promptly notify all holders of Warrants and Warrant Stock in writing of the receipt of such request. Thereupon, each such holder, in lieu of exercising its rights under Section 9.4, may elect (by written notice sent to Company within ten Business Days from the date of such holder's receipt of the aforementioned Company's notice) to have its shares of Warrant Stock included in such registration thereof pursuant to this Section 9.3. Thereupon, Company shall then, as expeditiously as is possible, use its best efforts to effect the registration under the Securities Act of all shares of Warrant Stock which Company has been so requested to register by such holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Warrant Stock so registered; provided, however, that Company shall not be required to effect more than one registration of any Warrant Stock pursuant to this Section 9.3 in any 12-month period.

                  SECTION 9.4 Incidental Registration. If Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "demanding security holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Exchange Act) of Company, it will give written notice to all holders of Warrants or Warrant Stock at least 60 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by Company. The notice shall offer to include in such filing the aggregate number of shares of Warrant Stock, and the number of shares of Common Stock for which this Warrant is exercisable, as such holders may request.

Each holder of any such Warrants or any such Warrant Stock desiring to have Warrant Stock registered under this Section 9.4 shall advise Company in writing within 30 days after the date of receipt of such offer from Company, setting forth the amount of such Warrant Stock for which registration is requested. Company shall thereupon include in such filing the number of shares of Warrant Stock for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise Company in writing that, in its opinion, the distribution of the Warrant Stock requested to be included in the registration concurrently with the securities being registered by Company or such demanding security holder would materially and adversely affect the distribution of such securities by Company or such demanding security holder, then all selling security holders (other than any demanding security holder who initially requested such registration) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis. Except as otherwise provided in Section 9.6, all expenses of such registration shall be borne by Company.

                  SECTION 9.5 Registration Procedures. If Company is required by the provisions of this Section 9 to use its best efforts to effect the registration of any of its securities under the Securities Act, Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof;

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering;

                  (c) furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

                  (d) notify such selling security holders at any time when a summary prospectus or other prospectus including a preliminary prospectus, is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of such selling security holders, Company shall prepare a supplement or amendment to such prospectus so that, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (e) use its best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall request (provided, however, that Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

                  (f) furnish, at the request of any holder requesting registration of Warrant Stock pursuant to Section 9.3, on the date that such shares of Warrant Stock are delivered to the underwriters for sale pursuant to such registration or, if such Warrant Stock is not being sold through underwriters, on the date that the Registration Statement with respect to such shares of Warrant Stock becomes effective, (1) an opinion, dated such date, of the independent counsel representing Company for the purposes of such registration, addressed to the underwriters, if any, and if such Warrant Stock is not being sold through underwriters, then to the holders making such request, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of Company, addressed to the underwriters, if any, and if such Warrant Stock is not being sold through underwriters, then to the holder making such request and, if such accountants refuse to deliver such letter to such holder, then to Company in a customary form and covering matters of the type customarily covered by such comfort letters as the underwriters or such holders shall reasonably request. Such opinion of counsel shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as such holders holding a majority of the Warrant Stock being so registered may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the holders holding a majority of the Warrant Stock being so registered may reasonably request;

                  (g) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such securities; and

                  (h) make available for inspection by such selling security holders, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such selling security holder or underwriter, all financial and other records, pertinent corporate documents and properties of Company, and cause Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Selling Security holder, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                  (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

It shall be a condition precedent to the obligation of Company to take any action pursuant to this Section 9 in respect of the securities which are to be registered at the request of any holder of Warrants or Warrant Stock that such holder shall furnish to Company such information regarding the securities held by such holder and the intended method of disposition thereof as Company shall reasonably request and as shall be required in connection with the action taken by Company.

                  SECTION 9.6 Expenses. All expenses incurred in complying with
Section 9, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for Company, the reasonable fees and expenses of one counsel for the selling security holders (selected by those holding a majority of the shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 9.5(d), shall be paid by Company, except that Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by such holder of Warrant Stock.

                  SECTION 9.7 Indemnification and Contribution. (a) In the event of any registration of any of the Warrant Stock under the Securities Act pursuant to this Section 9, Company shall indemnify and hold harmless the holder of such Warrant Stock, such holder's directors and officers, and each other Person (including each underwriter) who participated in the offering of such Warrant Stock and each other Person, if any, who controls such holder or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Company by such holder specifically for use therein or (in the case of any registration pursuant to Section 9.3) so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

                  (b) Each holder of any Warrant Stock, by acceptance thereof, agrees to indemnify and hold harmless Company, its directors and officers and each other Person, if any, who controls Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to Company by such holder of such Warrant Stock specifically for use in the following documents and contained, on the effective date thereof, in any Registration Statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, but in no event, in an amount exceeding the net proceeds received by such holder in the offering.

                  (c) If the indemnification provided for in this Section 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The liability of any holder of Warrant Stock hereunder shall not exceed the net proceeds received by it in the offering.

                  SECTION 9.8 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.7(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  SECTION 9.9 Termination of Restrictions. Notwithstanding the foregoing provisions of Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) and the legend requirements of Section 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto, (ii) when such security is disposed of pursuant to Rule 144 under the Securities Act, or
(iii) when Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from Company, at Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 9.1(a).

                  SECTION 9.10 Listing on Securities Exchange. So long as any shares of Common Stock are listed on any securities exchanges, Company shall increase the number of shares listed on such securities exchanges to cover all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of this Warrant.

                  SECTION 9.11 Certain Limitations on Registration Rights. Notwithstanding the other provisions of Section 9, Company shall not be obligated to register the Warrant Stock of any holder if, in the written opinion of counsel to Company reasonably satisfactory to the holder and its counsel (or, if the holder has engaged an investment banking firm, to such investment banking firm and its counsel), the sale or other disposition of such holder's Warrant Stock, in the manner proposed by such holder (or by such investment banking firm), may be effected without registering such Warrant Stock under the Securities Act.

                  SECTION 9.12 Selection of Managing Underwriters. The managing underwriter or underwriters for any offering of Warrant Stock to be registered pursuant to Section 9.3 shall be selected by the holders of a majority of the shares being so registered (other than any shares being registered pursuant to Section 9.4) and shall be reasonably acceptable to Company.

ARTICLE 10.       SUPPLYING INFORMATION

Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

ARTICLE 11.       LOSS OR MUTILATION

Upon receipt by Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of such Holder shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to Company for cancellation.

ARTICLE 12.       OFFICE OF COMPANY

As long as any of the Warrants remain outstanding, Company shall maintain an office or agency (which may be the principal executive offices of Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

ARTICLE 13.       Filings

Company will file on or before the required date all regular or periodic reports (pursuant to the Exchange Act) with the Commission and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by Company to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and any Registration Statement, prospectus or written communication (other than transmittal letters) (pursuant to the Securities Act), filed by Company with (i) the Commission or (ii) any securities exchange on which shares of Common Stock are listed.

ARTICLE 14. limitation of liability

No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

ARTICLE 15.       MISCELLANEOUS

                  SECTION 15.1 Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of a party hereto shall operate as a waiver of such right or otherwise prejudice that party's rights, powers or remedies. If a party hereto fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, that party shall pay to the other party such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by such other party in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  SECTION 15.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of Company maintained for such purpose.

                  (b)      If to Company at

                           ARV Assisted Living, Inc.
                           245 Fischer Avenue, Suite D-1
                           Costa Mesa, California  92626
                           Attention: President
                           Telecopy Number: (714) 708-3537

                           With a copy to:

                                    O'Melveny & Myers LLP
                                    610 Newport Center Drive, 17th Floor
                                    Newport Beach, CA 92660
                                    Attention Gary J. Singer, Esq.
                                    Telecopy Number: (949) 823-6994

OR AT SUCH OTHER ADDRESS AS MAY BE SUBSTITUTED BY NOTICE GIVEN AS HEREIN PROVIDED. THE GIVING OF ANY NOTICE REQUIRED HEREUNDER MAY BE WAIVED IN WRITING BY THE PARTY ENTITLED TO RECEIVE SUCH NOTICE. EVERY NOTICE, DEMAND, REQUEST, CONSENT, APPROVAL, DECLARATION, DELIVERY OR OTHER COMMUNICATION HEREUNDER SHALL BE DEEMED TO HAVE BEEN DULY GIVEN OR SERVED ON THE DATE ON WHICH PERSONALLY DELIVERED, WITH RECEIPT ACKNOWLEDGED, TELECOPIED AND CONFIRMED BY TELECOPY ANSWERBACK, OR THREE (3) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE UNITED STATES MAIL. FAILURE OR DELAY IN DELIVERING COPIES OF ANY NOTICE, DEMAND, REQUEST, APPROVAL, DECLARATION, DELIVERY OR OTHER COMMUNICATION TO THE PERSON DESIGNATED ABOVE TO RECEIVE A COPY SHALL IN NO WAY ADVERSELY AFFECT THE EFFECTIVENESS OF SUCH NOTICE, DEMAND, REQUEST, APPROVAL, DECLARATION, DELIVERY OR OTHER COMMUNICATION.

                  SECTION 15.3 No Stockholder Rights. Prior to the effective exercise of this Warrant in accordance with the provisions hereof, Holder shall not be entitled to any rights of a stockholder with respect to any shares of Warrant Stock, including (without limitation) the right to vote such shares or to receive dividends or other distributions thereon.

                  SECTION 15.4 Indemnification. Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of the issuance of this Warrant to Holder (but not relating to or arising out of any exercise of any Warrant); provided, however, that Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements (i) arise solely out of Holder's violation of any state or federal securities laws, (ii) arise out of any matter for which Company has expressly retained the right to pursue such matter against the Holder pursuant to Section 5.01(c) of the Settlement Agreement or (iii) are found in a final non-appealable judgment by a court to have resulted from Holder's gross negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of Company.

                  SECTION 15.5 Remedies. Each party hereto, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 9 of this Warrant. Each party agrees that monetary damages would not be adequate compensation for any loss incurred by the other party by reason of a breach by it of the provisions of Section 9 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  SECTION 15.6 Successors and Assigns. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of Company and the successors and assigns of

Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

                  SECTION 15.7 Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of Company and the Majority Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

                  SECTION 15.8 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  SECTION 15.9 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  SECTION 15.10 Governing Law. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

IN WITNESS WHEREOF, Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.
Dated:  April 24, 2000

                                           ARV Assisted Living, Inc.


                                           By: /s/ Abdo Khoury
                                              ----------------------------------
                                               Name: Abdo Khoury
                                               Title:  Senior Vice President and
                                                       Secretary



Attest:


By: /s/ Bernard Wheeler-Medley
   -------------------------------
    Name:  Bernard Wheeler-Medley
    Title: Assistant Secretary

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]


The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ Shares of Common Stock of ARV Assisted Living, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is _________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.





                                            ------------------------------------
                                            (Name of Registered Owner)


                                            ------------------------------------
                                            (Signature of Registered Owner)


                                            ------------------------------------
                                            (Street Address)


                                            ------------------------------------
                                            (City)     (State)        (Zip Code)



NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee                  No. of Shares of Common Stock
----------------------------                  -----------------------------






AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT __________________________ ATTORNEY-IN-FACT TO REGISTER SUCH TRANSFER ON THE BOOKS OF ARV ASSISTED LIVING, INC. MAINTAINED FOR THE PURPOSE, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED:                                      PRINT NAME:
      --------------------                             -------------------------
                                            SIGNATURE:
                                                      --------------------------
                                            WITNESS:
                                                    ----------------------------



NOTICE: THE SIGNATURE ON THIS SUBSCRIPTION MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN WARRANT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.